Exhibit 10.5

JOINDER AGREEMENT TO THE SECURITY AGREEMENT

November 9, 2015

The undersigned, together with its successors and assigns (the “Purchaser”), in connection with the 12.0% Notes (defined below) wishes to become “Secured Parties” (together with each holder of the 12.0% Notes, collectively, the “New Secured Parties”) under the Security Agreement, dated as of August 7, 2013 (as amended and/or supplemented, the “Security Agreement” (terms used without definition herein have the meanings assigned to such terms by the Security Agreement)) among LSB Industries, Inc., the other Grantors party thereto and UMB Bank, n.a., as Collateral Agent (in its capacity as the collateral agent, the “Collateral Agent”) and the other Security Documents.

In consideration of the foregoing, the undersigned hereby:

(i) represents that it has full power and authority to become a party to the Security Agreement on behalf of the New Secured Parties under the Company’s 12.0% Senior Secured Notes Due 2019 issued pursuant to that certain Note Purchase Agreement, dated as of November 9, 2015 (the “12.0% Notes”);

(ii) acknowledges that the Purchaser has received a copy of the Security Agreement;

(iii) irrevocably appoints and authorizes the Collateral Agent to take such action as agent on its behalf and on behalf of the other New Secured Parties and to exercise such powers under the Security Agreement and the other Security Documents as are delegated to the Collateral Agent by the terms thereof, together with all such powers as are reasonably incidental thereto; and

(iv) accepts and acknowledges the terms of the Security Agreement applicable to it and the New Secured Parties and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms of the Security Agreement and the other Security Documents applicable to holders of Secured Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof as fully as if it had been a Secured Party on the effective date of the Security Agreement.

THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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In witness whereof, the parties have caused this Joinder Agreement to be duly executed as of the date first written above.

LSB FUNDING LLC

By:	/s/ Anthony D. Minella
Name:	Anthony D. Minella
Title:	Manager

[SIGNATURE PAGE TO JOINDER OF SECURITY AGREEMENT]

Acknowledged and Agreed:

UMB BANK, N.A, as Collateral Agent

By:	/s/ Janet Lambert
Name:	Janet Lambert
Title:	Vice President

[SIGNATURE PAGE TO JOINDER OF SECURITY AGREEMENT]

The Company and the Guarantors represent

to the Purchaser and the Collateral Agent

that the 12.0% Notes

meet the requirements to qualify as Other

Pari Passu Lien Obligations under and as defined

in the Security Agreement

and hereby acknowledges

and accepts this Joinder Agreement.

LSB INDUSTRIES, INC.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Interim CEO

GUARANTORS:

CEPOLK HOLDINGS, INC.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	President

CHEMEX I CORP.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	President

CHEMICAL PROPERTIES L.L.C.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

[SIGNATURE PAGE TO JOINDER OF SECURITY AGREEMENT]

CHEMICAL TRANSPORT L.L.C.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

CHEROKEE NITROGEN L.L.C.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	President

CHEROKEE NITROGEN HOLDINGS, INC.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

CLIMACOOL CORP.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

THE CLIMATE CONTROL GROUP, INC.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

[SIGNATURE PAGE TO JOINDER OF SECURITY AGREEMENT]

CLIMATECRAFT, INC.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

CLIMATECRAFT TECHNOLOGIES, INC.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

CLIMATE MASTER, INC.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

CONSOLIDATED INDUSTRIES L.L.C.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	President

EDC AG PRODUCTS COMPANY L.L.C.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

[SIGNATURE PAGE TO JOINDER OF SECURITY AGREEMENT]

EL DORADO ACID, L.L.C.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

EL DORADO ACID II, L.L.C.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

EL DORADO AMMONIA L.L.C.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

EL DORADO CHEMICAL COMPANY

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	President

EL DORADO NITRIC L.L.C.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

[SIGNATURE PAGE TO JOINDER OF SECURITY AGREEMENT]

EL DORADO NITROGEN, L.P.
By El Dorado Acid, L.L.C., its general partner

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Executive Vice President

INTERNATIONAL ENVIRONMENTAL CORPORATION

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

KOAX CORP.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

LSB CAPITAL L.L.C.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

LSB CHEMICAL L.L.C.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

[SIGNATURE PAGE TO JOINDER OF SECURITY AGREEMENT]

LSB-EUROPA LIMITED

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

PRYOR CHEMICAL COMPANY

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

SUMMIT MACHINE TOOL MANUFACTURING L.L.C.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

THERMACLIME TECHNOLOGIES, INC.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

TRISON CONSTRUCTION, INC.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	EVP

[SIGNATURE PAGE TO JOINDER OF SECURITY AGREEMENT]

XPEDIAIR, INC.

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	President

[SIGNATURE PAGE TO JOINDER OF SECURITY AGREEMENT]